UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

GRAN TIERRA ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

900, 520 - 3 Avenue SW
Calgary, Alberta Canada T2P 0R3
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ☐

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2018, Gran Tierra Energy Inc. issued a press release announcing its financial and operating results for the quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 2.02 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by Gran Tierra Energy Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued on November 1, 2018, announcing financial and operating results of Gran Tierra Energy Inc. for the quarter ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2018	GRAN TIERRA ENERGY INC.

/s/ Ryan Ellson
By: Ryan Ellson
Chief Financial Officer